SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2002

SUNTERRA CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	000-21193	95-4582157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1781 Park Center Drive
Orlando, Florida 32835
“www.sunterra.com”
(Address of Principal Executive Offices)

407-532-1000
(Registrant’s telephone number, including area code)

Item 3.    Bankruptcy or Receivership.

The July 2002 Monthly Operating Report for the 16 operating entities and for all Debtors consolidated, as filed with the Bankruptcy Court on October 2, 2002, is included as Exhibit 99 to this Current Report on Form 8-K.

MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. This information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Securities Exchange Act of 1934. Results set forth in any Monthly Operating Report should not be viewed as indicative of future results.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.	Description

99	Debtors’ July 2002 Monthly Operating Report

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTERRA CORPORATION

By:	/s/ JAMES F. ANDERSON
James F. Anderson Vice President and Corporate Controller

Date:  October 10, 2002

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EXHIBIT INDEX

Exhibit No.	Description

99	Debtors’ July 2002 Monthly Operating Report

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